UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 7, 2018

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England		W1J8AJ
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(b) and (c) Departure of Directors or Certain Officers; Appointment of Certain Officers.

Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (the “Company”), announced that on May 7, 2018, Thomas B Sloan, Jr., the controller and principal accounting officer of the Company, resigned from such positions.

Adam C. Peakes, the Company’s Senior Vice President and Chief Financial Officer, will act as principal accounting officer of the Company following Mr. Sloan’s departure. Dennis J. Lubojacky, the Company’s former controller, has returned in a consulting capacity to assist the Company and will act as principal accounting officer from May 11, 2018 until Mr. Sloan’s replacement is named.

Mr. Peakes, age 45, has served as the Company’s Senior Vice President and Chief Financial Officer since January 23, 2017. Prior to joining the Company, Mr. Peakes served since 2011 as Managing Director and Head of OFS Investment Banking at Tudor, Pickering, Holt & Company, an integrated investment and merchant bank serving the energy industry. From 1999 to 2011, Mr. Peakes served in various roles at Goldman Sachs & Company, including most recently as Managing Director, Global Natural Resources in the Investment Banking Division.

Mr. Lubojacky, age 65, previously served in various accounting capacities for the Company and its predecessor, Noble Corporation, a Swiss corporation, and certain of their subsidiaries since July 2007, including in his most recent role as Vice President and Controller of the Company since April 27, 2012. In that position, Mr. Lubojacky also served as principal accounting officer of the Company.

There is no arrangement or other understanding between Mr. Peakes or Mr. Lubojacky and any other person pursuant to which Mr. Peakes or Mr. Lubojacky was appointed to a position with the Company. There is no family relationship between Mr. Peakes or Mr. Lubojacky and any director or executive officer of the Company. There are no transactions in which Mr. Peakes or Mr. Lubojacky has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2018

NOBLE CORPORATION PLC

By:	/s/ William E. Turcotte
William E. Turcotte
Senior Vice President, General Counsel and Corporate Secretary